UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey	08550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 4, 2017, Mistras Group, Inc. (the “Company,” “we” or “us”) issued a press release announcing the financial results for our historical second fiscal quarter and historical first six fiscal months, which ended November 30, 2016.  A copy of the press release is attached as Exhibit 99.1 to this report.

Disclosure of Non-GAAP Financial Measures

In the press release attached, the Company uses the terms “Adjusted EBITDA” and “free cash flow” which are not measures of financial performance under U.S. generally accepted accounting principles (“GAAP”).  Information regarding these non-GAAP financial measures and their use by the Company is set forth in the Company’s annual report on Form 10-K filed August 15, 2016.

The press release also uses the non-GAAP financial measure ”net debt” and the tables attached to the press release include the non-GAAP financial measure "Segment and Total Company Income (Loss) before Special Items”, reconciling this measure to a financial measure under GAAP.  Information about these non-GAAP measures are included in the press release.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 3, 2017, our Board of Directors approved a change in our fiscal year from May 31 to a calendar year ending December 31. An announcement of this change in our fiscal year is included in the press release attached as Exhibit 99.1. As a result of this change, the Company will file a Transition Report on Form 10-K for the transition period ending December 31, 2016. Exhibit 99.1 is being furnished and is not “filed” nor is it incorporated into this Item 5.03.

In conjunction with the change in the Company’s fiscal year end, the Company has scheduled its 2017 annual meeting of shareholders for May 16, 2017. The Company’s bylaws require that if the date of the Company’s annual meeting has been changed to be more than 30 days before the anniversary date of the previous year’s annual meeting, then in order for a shareholder notice pursuant to section 2.14 of our bylaws to be considered timely, it must be received by the secretary no earlier than the close of business on the 120th day prior to the date of the annual meeting and no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public disclosure of the annual meeting date was made. As a result, proposals for our 2017 annual meeting of shareholders that are being submitted pursuant to section 2.14 of our bylaws must be received no earlier than the close of business on January 17, 2017 and no later than the close of business on February 16, 2017, and must otherwise comply with the requirements of our bylaws.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

99.1                        Press release issued by Mistras Group, Inc. dated January 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: January 4, 2017	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description
99.1	Press release issued by Mistras Group, Inc. dated January 4, 2017

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